UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2015
                                                 -----------------

             Dynasil Corporation of America
   ------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

 Delaware                   000-27503                22-1734088
-----------               ---------------          -------------
(State or other           (Commission              (IRS Employer
jurisdiction               File Number)         Identification No.)
of incorporation)


      313 Washington Street, Suite 403, Newton, MA  02458
  ------------------------------------------------------------
           (Address of principal executive offices)

                      (617)-668-6855
   ----------------------------------------------------------
     (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On November 13, 2015, Dynasil Corporation of America
("Dynasil" or the "Company") announced the planned succession of the Company's senior financial leadership.
Thomas C. Leonard, the Company's current Chief Financial
Officer, notified the Board on November 12, 2015 that he will retire from the Company effective January 31, 2016.
Mr. Leonard will be succeeded by Robert J. Bowdring, the Company's current Corporate Controller, who has accepted the position of Chief Financial Officer, effective February
1, 2016.

Mr. Bowdring, 58, has served as Corporate Controller for the Company since March of 2013. Additionally, he brings over 35 years of accounting and financial experience to his new position. Prior to joining Dynasil, Mr. Bowdring served as the Chief Financial Officer for INVO Bioscience, a publicly traded development-stage infertility medical device company based in Medford, Massachusetts, from 2008 until 2013. He continues as a member of the Board of Directors of INVO Bioscience. He also served as Chief
Financial Officer of Cyphermint, Inc. from 2003 to 2008, and as Vice President and Corporate Controller for Lifeline
Systems from 1989 to 2003. Prior to 1989, Mr. Bowdring held positions of increasing responsibility at Remanco, Inc., Warburton's Inc., Cyborg Corporation, and
Technogenics, Inc. Mr. Bowdring has a B.A. in Accounting from the University of Massachusetts.

On November 12, 2015, Dynasil and Mr. Bowdring entered into an Employment Letter (the "Employment Letter"), which provides that he will assume the role of Chief Financial
Officer on February 1, 2016 (the "Start Date").  Under the
Employment Letter, Mr. Bowdring will earn an annual base salary of $185,000, which is subject to periodic review and adjustment. For each fiscal year during his employment, Mr. Bowdring will be eligible to earn an annual cash performance bonus of up to twenty-five (25%) percent of his then current base salary under terms and conditions to be determined by the Chief Executive Officer and approved by the Compensation Committee of the Board of Directors.

On or near the Start Date, Mr. Bowdring will be granted a restricted stock award of 60,000 shares of the Company's common stock. This grant will vest as to 33.3% of the shares on each annual anniversary of the Start Date, provided, that Mr. Bowdring is employed with the Company continuously through the applicable vesting date.

Mr. Bowdring's employment is at-will. If Mr. Bowdring is terminated without "cause" (as such term is defined in the Employment Letter), he will be entitled to a severance payment of (i) three months of base salary if the termination occurs within eighteen (18) months of the Start
Date; or (ii) six months of base salary if the severance occurs after eighteen (18) months from the Start Date, subject to his executing a general release in favor of the Company.

The foregoing description of the Employment Letter is qualified in its entirety by reference to the complete text of the Employment Letter filed as Exhibit 10.1 to this Form
8-K, which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1   Employment Letter between the Company and
Robert J. Bowdring, dated November 12, 2015

Exhibit 99.1   Press release, dated November 13, 2015,
issued by the Company



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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DYNASIL CORPORATION OF AMERICA

Date: November 13, 2015     By:  /s/ Peter Sulick
                            	---------------------------

                           		 Peter Sulick
                            		 President and CEO

                        EXHIBIT INDEX

Exhibit 10.1   Employment Letter between the Company and
Robert J. Bowdring, dated November 13, 2015

Exhibit 99.1  Press release, dated November 13, 2015,
issued by the Company